                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre-or post-effective), to the Registration Statement on Form S-4 of Valley National Bancorp (SEC File Number 33-55765) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

                SIGNATURE                                  TITLE                           DATE
- ------------------------------------------  -----------------------------------    --------------------
           /s/ GERALD H. LIPKIN             Chairman of the Board and Director     September 21, 1994
- ------------------------------------------
               Gerald H. Lipkin

            /s/ PETER SOUTHWAY              President and Chief Operating          September 21, 1994
- ------------------------------------------  Officer and Director
                Peter Southway

            /s/ ALAN D. ESKOW               Senior Vice President and Principal    September 21, 1994
- ------------------------------------------  Accounting Officer
                Alan D. Eskow

                                            Director                                           , 1994
- ------------------------------------------
               Pamela Bronander

          /s/ JOSEPH COCCIA, JR.            Director                               September 21, 1994
- ------------------------------------------
              Joseph Coccia, Jr.

          /s/ AUSTIN C. DRUKKER             Director                               September 21, 1994
- ------------------------------------------
              Austin C. Drukker

                                            Director                                           , 1994
- ------------------------------------------
              Thomas P. Infusino

             /s/ GERALD KORDE               Director                               September 21, 1994
- ------------------------------------------
                 Gerald Korde

          /s/ ROBERT L. MARCALUS            Director                               September 21, 1994
- ------------------------------------------
              Robert L. Marcalus

          /s/ ROBERT E. MCENTEE             Director                               September 21, 1994
- ------------------------------------------
              Robert E. McEntee

            /s/ SAM P. PINYUH               Director                               September 21, 1994
- ------------------------------------------
                Sam P. Pinyuh

                SIGNATURE                                  TITLE                           DATE
- ------------------------------------------  -----------------------------------    --------------------
                                            Director                                           , 1994
- ------------------------------------------
               Rubin Rabinowitz

           /s/ ROBERT RACHESKY              Director                               September 21, 1994
- ------------------------------------------
               Robert Rachesky

            /s/ BARNETT RUKIN               Director                               September 21, 1994
- ------------------------------------------
                Barnett Rukin

           /s/ RICHARD F. TICE              Director                               September 21, 1994
- ------------------------------------------
               Richard F. Tice

           /s/ JOSEPH L. VOZZA              Director                               September 21, 1994
- ------------------------------------------
               Joseph L. Vozza

          /s/ LEONARD VORCHEIMER            Director                               September 21, 1994
- ------------------------------------------
              Leonard Vorcheimer